AMENDMENT DATED MARCH 13, 2026

TO THE CURRENTLY EFFECTIVE PROSPECTUS OF

THE FUNDS LISTED ON EXHIBIT A HERETO

(EACH A “FUND AND COLLECTIVELY THE “FUNDS”)

You should read this Amendment in conjunction with each Fund's Prospectus and retain it for future reference.

As of the date of this amendment, the section entitled “Appendix A: Waivers and Discounts Available from Certain Financial Intermediaries” of each Fund's Prospectus is amended as follows:

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective March 13, 2026, shareholders purchasing or holding Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

•Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

•Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Fund.

•Shares purchased from the proceeds of redeemed shares of the Fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•Shares from rollovers into Stifel from retirement plans to IRAs.

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•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•Purchases of Class 529-A shares through a rollover from another 529 plan.

•Purchases of Class 529-A shares made for reinvestment of refunded amounts.

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

•Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares acquired through a right of reinstatement.

•Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

•Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

•Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

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EXHIBIT A
Prudential Investment Portfolios, Inc.	Prudential Investment Portfolios 16
PGIM Balanced Fund	PGIM Income Builder Fund
PGIM Jennison Focused Value Fund	Prudential Investment Portfolios, Inc. 17
PGIM Jennison Growth Fund	PGIM Short Duration Multi-Sector Bond Fund
Prudential Investment Portfolios 3	PGIM Total Return Bond Fund
PGIM Jennison Focused Growth Fund	Prudential Investment Portfolios 18
PGIM Real Assets Fund	PGIM Jennison Energy Infrastructure Fund
PGIM Quant Solutions Large-Cap Value Fund	Prudential Global Total Return Fund, Inc.
PGIM Strategic Bond Fund	PGIM Global Total Return Fund
Prudential Investment Portfolios 4	PGIM Global Total Return (USD Hedged) Fund
PGIM Muni High Income Fund	Prudential Government Money Market Fund, Inc.
Prudential Investment Portfolios 5	PGIM Government Money Market Fund
PGIM Jennison Diversified Growth Fund	Prudential Jennison Blend Fund, Inc.
PGIM Jennison Rising Dividend Fund	PGIM Jennison Blend Fund
Prudential Investment Portfolios 6	Prudential Jennison Mid-Cap Growth Fund, Inc.
PGIM California Muni Income Fund	PGIM Jennison Mid-Cap Growth Fund
Prudential Investment Portfolios 7	Prudential Jennison Natural Resources Fund, Inc.
PGIM Jennison Value Fund	PGIM Jennison Natural Resources Fund
Prudential Investment Portfolios 8	Prudential Jennison Small Company Fund, Inc.
PGIM Securitized Credit Fund	PGIM Jennison Small Company Fund
PGIM Quant Solutions Large-Cap Index Fund	Prudential National Muni Fund, Inc.
Prudential Investment Portfolios 9	PGIM National Muni Fund
PGIM Absolute Return Bond Fund	Prudential Sector Funds, Inc.
PGIM Quant Solutions Large-Cap Core Fund	PGIM Jennison Financial Services Fund
PGIM Real Estate Income Fund	PGIM Jennison Health Sciences Fund
PGIM Select Real Estate Fund	PGIM Jennison Utility Fund
Prudential Investment Portfolios, Inc. 10	Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Jennison Global Equity Income Fund	PGIM Short-Term Corporate Bond Fund
PGIM Quant Solutions Mid-Cap Value Fund	Prudential World Fund, Inc.
Prudential Investment Portfolios 12	PGIM Emerging Markets Debt Hard Currency Fund
PGIM Global Real Estate Fund	PGIM Emerging Markets Debt Local Currency Fund
PGIM Jennison Technology Fund	PGIM Jennison Emerging Markets Equity Opportunities Fund
PGIM Short Duration Muni Fund	PGIM Jennison Global Infrastructure Fund
PGIM US Real Estate Fund	PGIM Jennison Global Opportunities Fund
Prudential Investment Portfolios, Inc. 14	PGIM Jennison International Opportunities Fund
PGIM Floating Rate Income Fund	PGIM Quant Solutions International Equity Fund
PGIM Government Income Fund	Target Portfolio Trust
Prudential Investment Portfolios, Inc. 15	PGIM Core Bond Fund
PGIM High Yield Fund	PGIM Quant Solutions Small-Cap Value Fund
PGIM Short Duration High Yield Income Fund

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